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                                                                    Exhibit 10.4



                                 FORTUNET, INC.
                            2005 STOCK INCENTIVE PLAN



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                                TABLE OF CONTENTS

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
ARTICLE I  GENERAL................................................................................................1
Section 1.1 Purpose...............................................................................................1
Section 1.2 Definitions...........................................................................................1
Section 1.3  Administration of The Plan...........................................................................6
Section 1.4 Eligible Persons......................................................................................7
Section 1.5  Common Stock Subject to the Plan.....................................................................7
Section 1.6  Section 162(M) Limits on Awards to Participants......................................................8
Section 1.7  Agreements...........................................................................................8
Section 1.8  Securities Laws......................................................................................9
Section 1.9  Lock-Up..............................................................................................9
ARTICLE II  PROVISIONS APPLICABLE TO STOCK OPTIONS...............................................................10
Section 2.1  Grants of Stock Options.............................................................................10
Section 2.2  Exercise Price......................................................................................10
Section 2.3  Exercise of Stock Options...........................................................................10
Section 2.4 Payment of Purchase Price Upon Exercise..............................................................12
Section 2.5  No Repricing of Stock Options.......................................................................12
Section 2.6  Stock Appreciation Rights...........................................................................12
ARTICLE III  PROVISIONS APPLICABLE TO RESTRICTED SHARES..........................................................13
Section 3.1  Grant of Restricted Shares..........................................................................13
Section 3.2  Vesting.............................................................................................13
Section 3.3  Rights and Restrictions Governing Restricted Shares.................................................13
Section 3.4  Adjustment with Respect to Restricted Shares........................................................13
Section 3.5  Delivery of Restricted Shares.......................................................................14
Section 3.6  Termination of Employment, Retirement, Death or Permanent Disability................................14
Section 3.7  Grants of Unrestricted Shares.......................................................................14
ARTICLE IV  PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS......................................................14
Section 4.1  Grants of Restricted Share Units....................................................................14
Section 4.2  Vesting.............................................................................................15
Section 4.3  Adjustment with Respect to Restricted Share Units...................................................15
Section 4.4  Settlement of Restricted Share Units................................................................15
Section 4.5  Termination of Employment, Retirement, Death or Permanent Disability................................15
ARTICLE V  PROVISIONS APPLICABLE TO PHANTOM SHARES...............................................................16
Section 5.1  Grants of Phantom Shares............................................................................16
Section 5.2  Appreciation Value..................................................................................16
Section 5.3  Vesting.............................................................................................16
Section 5.4  Limitation on Payment...............................................................................17
Section 5.5  Termination of Employment, Retirement, Death or Permanent Disability................................17
ARTICLE VI  PERFORMANCE AWARDS...................................................................................17
Section 6.1  Grants of Performance Awards........................................................................17
Section 6.2  Performance Goals...................................................................................17
Section 6.3  Performance Goals on Awards other than Performance Awards...........................................18
Section 6.4  Discretion to Reduce Awards.........................................................................18
Section 6.5  Adjustment of Calculation of Performance Goals......................................................18
ARTICLE VII  DIVIDEND EQUIVALENTS AND OTHER AWARDS...............................................................19
Section 7.1  Dividend Equivalents................................................................................19
Section 7.2  Other Awards........................................................................................19
ARTICLE IX  MISCELLANEOUS........................................................................................19
Section 9.1  No Rights To Awards or Continued Employment.........................................................19
Section 9.2  Restriction on Transfer.............................................................................20
Section 9.3  Taxes...............................................................................................20
Section 9.4  Stockholder Rights..................................................................................20
Section 9.5  No Restriction on Right of Company to effect Corporate Changes \f C \l..............................20
Section 9.6  Source of Payments..................................................................................21





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
Section 9.7  Exercise Periods Following Termination of Employment................................................21
Section 9.8  Breach of Agreements................................................................................21
Section 9.9  Employment of Participant by Subsidiary.............................................................21
ARTICLE X  AMENDMENT AND TERMINATION.............................................................................21
ARTICLE XI  INTERPRETATION.......................................................................................22
Section 11.1  Governmental Regulations...........................................................................22
Section 11.2  Headings...........................................................................................22
Section 11.3  Governing Law......................................................................................22
ARTICLE XII  EFFECTIVE DATE AND STOCKHOLDER APPROVAL.............................................................22


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                                 FORTUNET, INC.
                            2005 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                     GENERAL

SECTION 1.1       PURPOSE.

         The purpose of the FortuNet, Inc. 2005 Stock Incentive Plan (the "Plan") is to benefit and advance the interests of FortuNet, Inc., a Nevada corporation (the "Company"), and its Subsidiaries (as defined below) by rewarding certain employees and independent contractors of the Company and its Subsidiaries for their contributions to the financial success of the Company and its Subsidiaries and thereby motivate them to continue to make such contributions in the future.

SECTION 1.2       DEFINITIONS.

         As used with respect to the Plan:

         (a) "Administrator" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 1.3(c).

         (b) "Agreement" means the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

         (c) "Appreciation Value" means the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant's death, Retirement or Permanent Disability (as described in Section 5.5(a)), as the case may be, over the Initial Value of such Phantom Share.

         (d) "Awards" mean any Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, unrestricted shares of Common Stock, Phantom Shares, Dividend Equivalents, Performance Awards or Other Awards or a combination of any of the above.

         (e) "Board" means the Board of Directors of the Company.

         (f) "Cause" shall have the same meaning as such term or a similar term is defined in any employment agreement that is in effect and applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, unless the Committee determines otherwise, the Participant's: (A) dishonesty; (B) conviction of embezzlement, fraud or other conduct that would constitute a felony; (C) willful unauthorized use or disclosure of confidential information; (D) failure, neglect of or refusal to substantially perform the duties of the Participant's employment; or
(E) any other act or omission that is a material breach of the Company's policies regarding employment practices or the applicable


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federal, state and local laws prohibiting discrimination or that is materially injurious to the financial condition or business reputation of the Company or any Subsidiary.

         (g) "Common Stock" means shares of the common stock, par value $0.001 per share, of the Company.

         (h) "Code" means the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder.

         (i) "Committee" means the Compensation Committee of the Board (or such other Committee(s) as may be appointed or designated by the Board) to administer the Plan in accordance with Section 1.3 of the Plan.

         (j) "Date of Grant" means the effective date of the grant of an Award as set forth in the applicable Agreement.

         (k) "Dividend Equivalent" means a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of shares of Common Stock as set forth in Section 7.1. Payments in respect of Dividend Equivalents may be in cash, or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Common Stock or such other securities.

         (l) "Earnings Per Share" shall have the meaning provided by GAAP.

         (m) "Effective Date" shall have the meaning set forth in Article XII.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended, including any successor law thereto.

         (o) "Fair Market Value" of a share of Common Stock on a given date shall be, unless otherwise determined by the Committee in accordance with applicable regulations if the Common Stock is not listed on an exchange as provided below, the 4:00 p.m. (New York time) closing price on such date on NASDAQ, the New York Stock Exchange or other principal stock exchange on which the Common Stock is then listed, as reported by The Wall Street Journal or any other authoritative source selected by the Company.

         (p) "Free Cash Flow" means the Company's Operating Income before depreciation and amortization, less cash interest, taxes paid, and reserves designated by the Board for working capital requirements and capital expenditures.

         (q) "GAAP" means generally accepted accounting principles in the United States.

         (r) "Initial Value" means the Value of a Phantom Share as specified by the Committee or as calculated as of the Date of Grant or such earlier date as the Committee may determine.



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         (s) "Lock-up Agreement" means any agreement required by any underwriter of the Company's Common Stock whereby the Participant agrees not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Common Stock acquired upon exercise of a Stock Option or paid with respect to other Awards and held by such Participant during the Lock-up Period.

         (t) "Lock-up Period" means the period commencing on the effective date of a registration statement of the Company filed and the Securities Act and ending on a date not more than 180 days thereafter as determined by the Company and the underwriter.

         (u) "Limit" shall mean the aggregate number of shares of Common Stock subject to the Plan as set forth in Section 1.5

         (v) "Net Earnings" shall have the meaning provided in GAAP.

         (w) "Net Earnings from Continuing Operations" shall have the meaning provided in GAAP.

         (x) "Net Revenue" shall have the meaning provided by GAAP.

         (y) "OIBDA" means the Company's Operating Income before depreciation and amortization.

         (z) "OIBDA Without Inter-Company Eliminations" means the Company's Operating Income before depreciation, amortization and inter-company eliminations.

         (aa) "Operating Income" shall have the meaning provided by GAAP.

         (bb) "Operating Revenue" shall have the meaning provided by GAAP.

         (cc) "Other Awards" means any form of Award authorized under Section
7.2 of the Plan.

         (dd) "Outstanding Phantom Share" means a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

         (ee) "Outstanding Stock Option" means a Stock Option granted to a Participant that has not yet been exercised and not yet expired or terminated in accordance with its terms.

         (ff) "Participant" means any person who meets the eligibility requirements set forth in Section 1.4 and to whom an Award has been made under the Plan.

         (gg) "Performance Award" means any award of Performance Shares or Performance Units pursuant to Article VI.

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         (hh) "Performance Goals" mean Section 162(m) Performance Goals and any other performance targets established by the Committee in its discretion.

         (ii) "Performance Period" means a period of time over which performance is measured as determined by the Committee in its sole discretion.

         (jj) "Performance Share" means an award of a share of Common Stock granted pursuant to Article VI and subject to the terms and conditions set forth in the applicable Agreement.

         (kk) "Performance Units" means an Award granted pursuant to Article VI, payable in cash, or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

         (ll) "Permanent Disability" shall have the same meaning as such term or a similar term in the long-term disability policy maintained by the Company or a Subsidiary for the Participant and that is in effect on the date of the onset of the Participant's Permanent Disability, unless the Committee determines otherwise, in its discretion; provided, however, with respect to grants of Incentive Stock Options, permanent disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

         (mm) "Phantom Share" means a contractual right granted to a Participant pursuant to Article V to receive an amount equal to the Appreciation Value at such time subject to such terms and conditions as are set forth in the Plan and the applicable Agreement.

         (nn) "Reprice" means any of the following or any other action of the same effect: (i) amending a Stock Option to reduce its exercise price, (ii) canceling a Stock Option at a time when its exercise price exceeds the Fair Market Value of a share of Common Stock in exchange for a Stock Option, Restricted Share or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under GAAP.

         (oo) "Restricted Share" means a share of Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

         (pp) "Restricted Share Unit" means a contractual right granted to a Participant pursuant to Article IV to receive, in the discretion of the Committee, shares of Common Stock, a cash payment equal to the Fair Market Value of Common Stock, or other securities of the Company designated by the Committee or a combination of cash, shares of Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.



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         (qq) "Retirement" means the resignation or termination of employment
(other than by death or Permanent Disability) after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified defined benefit retirement plan maintained by the Company or a Subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion; and provided, further, that the resignation or termination of employment other than by death, Permanent Disability or Termination for Cause after attainment of age 60 shall be deemed a retirement if the Participant does not participate in a qualified defined benefit retirement plan maintained by the Company or any of its Subsidiaries.

         (rr) "Revenue" has the meaning provided by GAAP.

         (ss) "Section 162(m)" means Section 162(m) of the Code and the rules and regulations promulgated thereunder from time to time.

         (tt) "Section 162(m) Exception" means the exception under Section 162(m) for "qualified performance-based compensation."

         (uu) "Section 162(m) Performance Goals" mean any performance goal based upon OIBDA, OIBDA Without Intercompany Eliminations, Operating Income, Free Cash Flow, Net Earnings, Net Earnings from Continuing Operations, Earnings Per Share, Revenue, Net Revenue, Operating Revenue, total shareholder return, share price, return on equity, return in excess of cost of capital, profit in excess of cost of capital, return on assets, return on invested capital, net operating profit after tax, operating margin, profit margin or any combination thereof.

         (vv) "Stock Appreciation Right" means a contractual right granted to a Participant pursuant to Article II to receive an amount determined in accordance with Section 2.6 of the Plan, subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

         (ww) "Stock Option" means a contractual right granted to a Participant pursuant to Article II to purchase shares of Common Stock at such time and price, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of Section 422 of the Code or "Non-Qualified Stock Options" that do not meet the requirements of such Code section.

         (xx) "Subsidiary" means a corporation (or a partnership or other enterprise) in which the Company owns or controls, directly or indirectly, more than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or any comparable equity participation entitled to such voting power).

         (yy) "Termination for Cause" means a termination of employment with the Company or any of its Subsidiaries that, as determined by the Committee, is by reason of Cause.



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         (zz) "Valuation Date" means the date on which the Appreciation Value of a Phantom Share will be measured and fixed in accordance with Section 5.2(a).

         (aaa) "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Common Stock. The "average Fair Market Value" on a given date of a share of Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a grant of Phantom Shares, determined by dividing (i) by (ii), where (i) equals the sum of the Fair Market Values on each day that the Common Stock was traded and a closing price was reported during such period, and (ii) equals the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Common Stock was traded and a closing price was reported during such period.

SECTION 1.3       ADMINISTRATION OF THE PLAN.

         (a) Board or Committee to Administer. The Plan shall be administered by the Board or by a Committee appointed by the Board, consisting of at least two members of the Board; provided that, with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such Committee member shall satisfy the qualification requirements of such exception; provided, however, that, if any such Committee member is found not to have met the qualification requirements of the Section 162(m) Exception, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

         (b) Powers of the Committee.

                  (i) The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding as to all matters relating to the Plan.

                  (ii) The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below, to determine the type of Award to be granted, to determine the number of shares of Common Stock subject to an Award or the cash amount payable in connection with an Award, and to determine the terms and conditions of each Award in accordance with the terms of the Plan. Except as provided in Section 6.4, the Committee shall also have the authority to amend the terms of any outstanding Award or waive any conditions or restrictions applicable to any Award; provided, however, that no amendment will materially impair the rights of the holder without the holder's consent. With respect to any restrictions in the Plan or in any Agreement that are based on the requirements of Section 422 of the Code, the
Section 162(m) Exception, the rules of any exchange upon which the Company's securities are listed, or any other applicable law, rule or restriction to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to





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

grant Awards that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Awards.

         (c) Delegation by the Committee. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) to interpret the Plan or any Award, or (iii) under Article X of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 1.3(c) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

SECTION 1.4       ELIGIBLE PERSONS.

         Awards may be granted to any employee or independent contractor of the Company or any of its Subsidiaries.

SECTION 1.5       COMMON STOCK SUBJECT TO THE PLAN.

         (a) Limit. Subject to adjustment under Article VIII, the total number of shares of Common Stock that may be distributed under the Plan shall not exceed, in the aggregate 725,000 shares of Common Stock. The shares of Common Stock subject to Awards under the Plan shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company. All such shares of Common Stock are available for issuance as Awards of Stock Options, Restricted Shares, unrestricted shares of Common Stock, Performance Shares, Performance Units or any combination thereof.

         (b) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following rules apply:

                  (i) In connection with the granting of an Award (other than an Award denominated in dollars), the number of shares of Common Stock with respect to which the Award is granted or denominated shall be counted against the limit.

                  (ii) To the extent permitted by law or the rules and regulations of any stock exchange on which the Common Stock is listed, the number of shares of Common Stock that shall be added back to the limit and shall again be available for Awards, shall be the corresponding number of shares of Common Stock that are (A) tendered in payment of the exercise price of an Award or to satisfy a Participant's tax or other withholding obligations with respect to an Award; (B) subject to an Award that for any reason expires or is cancelled, forfeited, or terminated without having been exercised or paid; (C) withheld from any Award to satisfy a Participant's tax or other withholding obligations or to pay the exercise price of an Award; and (D) subject to Awards that are instead settled in cash. Anything to the contrary in this Section 1.5(b) notwithstanding, if an Award is settled in whole or in part by delivery of fewer than the full number of shares of Common Stock subject to such Award, the excess, if any, of the number of shares of Common Stock subject to the Award over the number of shares of Common Stock delivered to the Participant upon exercise or settlement shall not be counted against the Limit and shall again be available for Awards.

SECTION 1.6       SECTION 162(m) LIMITS ON AWARDS TO PARTICIPANTS.

         (a) Limits on Certain Stock Options, Stock Appreciation Rights and Phantom Shares. The maximum aggregate number of shares of Common Stock that may be granted to any Participant during the five-year period starting on the Effective Date of the Plan with respect to Stock Options, Stock Appreciation Rights or Phantom Shares that are granted at no less than 100% of Fair Market Value on the Date of Grant is 217,500 (regardless of whether Stock Appreciation Rights and Phantom Shares settled in cash, Common Stock, other Company securities or a combination thereof), subject to adjustment pursuant to Article VIII.

         (b) Limits on other Awards. The maximum amount of Awards (other than those Awards set forth in Section 1.6(a)) intended to qualify for the Section 162(m) Exception that may be awarded to any Participant in respect of any Performance Period is $1,000,000 (with respect to Awards denominated in cash) and 72,500 shares of Common Stock (with respect to Awards denominated in shares of Common Stock), subject to adjustment pursuant to Article VIII. Notwithstanding the preceding sentence, if in respect of any Performance Period, the Committee grants to a Participant Awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant Performance Goals were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to Awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or number of shares that may be awarded to such Participant in respect of the next Performance Period in respect of which the Committee grants to such Participant an Award intended to qualify for the Section 162(m) Exception, subject to adjustment pursuant to Article VIII.

SECTION 1.7       AGREEMENTS.

         The Committee shall determine and set forth in an Agreement the terms and conditions of each Award (other than an Award of unrestricted Common Stock). Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify the terms of the Award,

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(iii) shall be signed by a person designated by the Committee and, if so required by the Committee, by the Participant, (iv) shall incorporate the Plan by reference and (v) shall be delivered or otherwise made available to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to adjust the terms of the Agreements relating to an Award in a jurisdiction outside of the United States (i) to comply with the laws of such jurisdiction or (ii) to obtain more favorable tax treatment for the Company and/or any Subsidiary, as applicable, and/or for the Participants in such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.

SECTION 1.8       SECURITIES LAWS.

         A Stock Option shall not be exercisable and an Award may not be paid in Common Stock unless either (a) a registration statement under the Securities Act of 1933, as amended, with respect to the Stock Option and the Common Stock to be issued shall have become, and continue to be, effective, or (b) the Participant shall have: (i) represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option or receiving the Common Stock that he or she is acquiring the shares for his or her own account, for investment and not acquiring the shares for his or her own account, for investment and not with a view to or in connection with any distribution,
(ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company and (iii) shall have agreed to an endorsement that makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the shares.

SHARES ISSUED UPON EXERCISE OF THE OPTION OR IN CONNECTION WITH THE OTHER AWARDS WILL BE SUBJECT TO ALL RESTRICTIONS ON TRANSFER IMPOSED BY THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OR AMENDED AND RESTATED BYLAWS, AS AMENDED, BY STOCKHOLDERS AGREEMENT, OR BY APPLICABLE STATE OR FEDERAL SECURITIES LAWS.

SECTION 1.9       LOCK-UP.

         If the Company proposes an offering of any of its equity securities pursuant to a registration statement under the Securities Act of 1933 (whether for its own account or the account of others), and if requested in writing by the Company and an underwriter of the proposed offering of common stock or other securities of the Company to sign any Lock-Up Agreement, the Participant shall sign the Lock-Up Agreement upon request of the Company. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period.

                                   ARTICLE II
                     PROVISIONS APPLICABLE TO STOCK OPTIONS

SECTION 2.1       GRANTS OF STOCK OPTIONS.

         The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options, the period during which such Stock Options may be exercised, any vesting schedule, any Performance Goals and any other terms that the Committee deems appropriate.

SECTION 2.2       EXERCISE PRICE.

         The Committee shall establish the per share exercise price of a Stock Option on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 85% of the Fair Market Value of a share of Common Stock on the Date of Grant. The exercise price of any Stock Option will be subject to adjustment in accordance with the provisions of
Article VIII of the Plan.

SECTION 2.3       EXERCISE OF STOCK OPTIONS.

         (a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee shall establish the vesting schedule applicable to the Stock Options granted hereunder that will specify the period of time, the increments in which a Participant shall vest in the Stock Options and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant). The Committee may, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

         (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised.

         (c) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Stock Option, and the shares of Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (ii) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Stock Option is required under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (d) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability.

                  (i) Termination other than for Cause, or due to Retirement, Death or Permanent Disability. Except as otherwise provided in this Section 2.3, as required with respect to an Incentive Stock Option or as otherwise determined by the Committee, if (A) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its Subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination or the Expiration Date; (B) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the Participant's Retirement, the Participant may exercise his outstanding Stock Options to the extent exercisable on the date of Retirement until the earlier of the third anniversary of such date or the Expiration Date; (C) the Permanent Disability of the Participant occurs prior to any termination of employment, his Outstanding Stock Options may be exercised to the extent exercisable upon the date of the onset of such Permanent Disability until the earlier of the third anniversary of such date or the Expiration Date; and (D) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution or permitted transfer until the earlier of the second anniversary of the date of death or the Expiration Date. Except as otherwise provided in this Section 2.3 or as otherwise determined by the Committee, upon the occurrence of an event described in clauses (A), (B), (C) or
(D) of this Section 2.3(d)(i), all rights with respect to Stock Options that are not vested as of such event will be relinquished.

                  (ii) Termination for Cause. If a Participant's employment with the Company or any of its Subsidiaries ends due to a Termination for Cause then, unless the Committee in its discretion determines otherwise, all Outstanding Stock Options, even if vested, shall terminate effective as of the date of such termination.

                  (iii) Maximum Exercise Period. Anything in this Section 2.3(d) to the contrary notwithstanding and unless the Committee determines otherwise, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the 10th anniversary of the Date of Grant. If the date determined in accordance with the preceding sentence is not a business day, the Stock Options may be exercised up to and including the last business day before such date.

SECTION 2.4       PAYMENT OF PURCHASE PRICE UPON EXERCISE.

         Every share purchased through the exercise of a Stock Option shall be paid for in full on or before the settlement date for the shares of Common Stock issued pursuant to the exercise of the Stock Option in cash or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion. If the Agreement so provides, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, such exercise price may also be paid in whole or in part using a net share settlement procedure or through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a Stock Option may also be exercised through a "cashless exercise" procedure, approved by the Committee, involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the exercise price of the Stock Option.

SECTION 2.5       NO REPRICING OF STOCK OPTIONS.


         The Committee shall not be authorized to Reprice any Stock Option, provided that nothing in this Section 2.5 shall prevent the Committee from making adjustments pursuant to Article VIII.

SECTION 2.6       STOCK APPRECIATION RIGHTS.

         (a) Generally. The Committee may grant Stock Appreciation Rights alone or in tandem with other Awards.

         (b) Stock Appreciation Rights Granted In Tandem with Stock Options. If the Stock Appreciation Right is granted in tandem with a Stock Option, such Stock Appreciation Right may be granted either at the time of the grant of the Stock Option or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. The Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right, whether granted alone or in tandem with other Awards, shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor Common Stock, equal in value to the excess of the Fair Market Value of the shares of Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in Common Stock.

         (c) Stock Appreciation Rights Granted Alone or In Tandem with Awards Other Than Stock Options. Subject to the next sentence, Stock Appreciation Rights granted alone or in tandem with Awards other than Stock Options shall be subject to such terms and conditions as the Committee shall establish at or after the time of grant and set forth in the applicable Agreement. The Committee shall establish the per share exercise price of a Stock Appreciation Right granted alone on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant. The exercise price of any Stock Appreciation Right will be subject to adjustment in accordance with the provisions of Article VIII of the Plan.

                                   ARTICLE III
                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

SECTION 3.1       GRANTS OF RESTRICTED SHARES.

         The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares, the vesting schedule (as provided for in Section 3.2) and any Performance Goals for such Restricted Shares and any other terms that the Committee deems appropriate.

SECTION 3.2       VESTING.

         The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

SECTION 3.3       RIGHTS AND RESTRICTIONS GOVERNING RESTRICTED SHARES.

         The Participant shall have all rights of a holder as to such shares of Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (b) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company or any Subsidiary for any reason including the Participant's death, Retirement or Permanent Disability.

SECTION 3.4       ADJUSTMENT WITH RESPECT TO RESTRICTED SHARES.

         Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The

Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

SECTION 3.5       DELIVERY OF RESTRICTED SHARES.

         On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. Restricted Share Awards issued hereunder may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

SECTION 3.6       TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
                  DISABILITY.

         If (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its Subsidiaries other than for Cause, termination by the Company or any of its Subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines otherwise.

SECTION 3.7       GRANTS OF UNRESTRICTED SHARES.

         Subject to the limit set forth in the proviso in Section 1.5(b) (as such limit may be adjusted under Article VIII), the Committee may, in its sole discretion, make awards of unrestricted Common Stock to eligible employees in recognition of outstanding achievements and performance.

                                   ARTICLE IV
                 PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS

SECTION 4.1       GRANTS OF RESTRICTED SHARE UNITS.

         The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Common Stock. Each Agreement covering a grant of Restricted Share Units shall specify the number of Restricted Share Units granted, the vesting schedule (as provided for in

Section 4.2) for such Restricted Share Units and any Performance Goals and any other terms that the Committee deems appropriate.

SECTION 4.2       VESTING.

         The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Share Units and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

SECTION 4.3       ADJUSTMENT WITH RESPECT TO RESTRICTED SHARE UNITS.

         Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

SECTION 4.4       SETTLEMENT OF RESTRICTED SHARE UNITS.

         On the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units and the Restricted Stock Units will be payable, at the discretion of the Committee, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units, in shares of Common Stock or in other securities of the Company designated by the Committee or in a combination of cash, shares of Common Stock or such other securities. Restricted Share Units paid in Common Stock may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

SECTION 4.5       TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
                  DISABILITY.

         If (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of voluntary termination by the Participant, termination by the Company or any of its Subsidiaries other than for Cause, termination by the Company or any of its Subsidiaries for Cause or the Participant's Retirement, or (ii) the Participant's death or Permanent Disability occurs, prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless the Committee determines otherwise and provides that some or all of such Participant's unvested Restricted Share Units shall vest as of the date of such event, in which case, in the discretion of the Committee, either certificates representing shares of Common Stock or other securities of the Company designated by the Committee or a cash payment equal to the Fair Market Value of the shares of Common Stock or a combination of cash, shares of Common Stock, or such other securities, shall be delivered in accordance with Section 4.4 above, to the Participant or in the case of the Participant's death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                    ARTICLE V
                     PROVISIONS APPLICABLE TO PHANTOM SHARES

SECTION 5.1       GRANTS OF PHANTOM SHARES.

         The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 5.3) and Performance Goals for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 5.4) for such Phantom Shares and any other terms that the Committee deems appropriate.

SECTION 5.2       APPRECIATION VALUE.

         (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 31 and no Valuation Date shall occur later than the 10th anniversary of the Date of Grant.

         (b) Payment of Appreciation Value. Except as otherwise provided in
Section 5.5, and subject to the limitation contained in Section 5.4, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash, or in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Common Stock or such other securities, as soon as practicable following the Valuation Date applicable to such Phantom Share.

SECTION 5.3       VESTING.

         The Committee may establish a vesting schedule applicable to Phantom Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Phantom Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

SECTION 5.4       LIMITATION ON PAYMENT.

         The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

SECTION 5.5       TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR PERMANENT
                  DISABILITY.

         (a) Termination Other Than for Cause, or due to Retirement, Death or Permanent Disability. Except as otherwise provided in this Section 5.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares, (i) the Participant's employment with the Company or any of its Subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its Subsidiaries other than for Cause or the Participant's Retirement or (ii) the Participant's death or Permanent Disability occurs prior to any termination of employment, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant following the originally scheduled Valuation Date applicable thereto in accordance with Section 5.2(b). Upon the occurrence of an event described in this Section 5.5(a), unless the Committee determines otherwise, all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

         (b) Termination for Cause. If a Participant's employment with the Company or any of its Subsidiaries ends due to a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                   ARTICLE VI
                               PERFORMANCE AWARDS

SECTION 6.1       GRANTS OF PERFORMANCE AWARDS.

         The Committee may from time to time grant to eligible employees Performance Awards consisting of Performance Shares or Performance Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

SECTION 6.2       PERFORMANCE GOALS.

         Unless otherwise determined by the Committee, the grant, vesting and/or exercisability of Performance Awards shall be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to one or more performance goals over a Performance Period. For any such Performance Awards that are intended to qualify for the Section 162(m) Exception, the performance targets on which the grant, vesting and/or exercisability are conditioned shall be selected by the Committee from a Section 162(m) Performance Goal or any combination thereof. The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

SECTION 6.3       PERFORMANCE GOALS ON AWARDS OTHER THAN PERFORMANCE AWARDS.

         The Committee, in its sole discretion, may also require that the grant, vesting and/or exercisability of Awards other than Performance Awards be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to Performance Goals over a Performance Period, as described in Section 6.2.

SECTION 6.4       DISCRETION TO REDUCE AWARDS.

         The Committee retains the right to reduce any Award below the maximum amount that could be paid based on the degree to which the Performance Goals related to such Award were attained. The Committee may not increase any Award intended to qualify for the Section 162(m) Exception in any manner that would adversely affect the treatment of the Award under the Section 162(m) Exception.

SECTION 6.5       ADJUSTMENT OF CALCULATION OF PERFORMANCE GOALS.

         If, during any Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs which the effect, as determined by the Committee, in its sole and absolute discretion, of distorting the applicable performance criteria involving the Company, including, without limitation, changes in accounting standards, the Committee may adjust or modify, as determined by the Committee, in its sole and absolute discretion, the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants' Awards under the Plan for such Performance Period attributable to such transaction, circumstance or event. All determinations that the Committee makes pursuant to this Section 6.5 shall be conclusive and binding on all persons for all purposes.

                                   ARTICLE VII
                      DIVIDEND EQUIVALENTS AND OTHER AWARDS

SECTION 7.1       DIVIDEND EQUIVALENTS.

         Subject to the provisions of this Plan and any Agreement, the recipient of an Award (including, without limitation, any Award deferred pursuant to Section 9.9) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or Dividend Equivalents, with respect to the number of shares of Common Stock covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested and/or shall be subject to the same terms and conditions (including vesting and forfeiture provisions) as the related Award.

SECTION 7.2       OTHER AWARDS.

         The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Other Awards may also include cash payments under the Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of Common Stock and that may be granted in tandem with, or independent of, Awards granted under the Plan.

                                  ARTICLE VIII
                       EFFECT OF CERTAIN CORPORATE CHANGES

         In the event of a merger, consolidation, stock-split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, merger, consolidation, split-up, spin-off or recapitalization that changes the character or amount of the Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Committee shall make such adjustments, if any, to (i) the number and kind of securities subject to any outstanding Award, (ii) the exercise price or purchase price, if any, of any outstanding Award or the Initial Value of any Outstanding Phantom Shares, and (iii) the maximum number and kind of securities referred to in Sections 1.5(a) and (b) and Sections 1.6(a) and (b) of the Plan, in each case, as it deems appropriate. The Committee may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve the benefits or potential benefits intended to be made available hereunder. All determinations that the Committee makes pursuant to this Article VIII shall be conclusive and binding on all persons for all purposes.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1       NO RIGHTS TO AWARDS OR CONTINUED EMPLOYMENT.

         Nothing in the Plan or in any Agreement, nor the grant of any Award under the Plan, shall confer upon any individual any right to be employed by or to continue in the employment of the Company or any Subsidiary, nor to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, including the right to receive any future Awards under the Plan or any other plan of the Company or any Subsidiary or interfere with or limit the right of the Company or any Subsidiary to modify the terms of or terminate such individual's employment at any time for any reason.

SECTION 9.2       RESTRICTION ON TRANSFER.

         The rights of a Participant with respect to any Award shall be exercisable during the Participant's lifetime only by the Participant and shall not be transferable by the Participant to whom such Award is granted, except by will or the laws of descent and distribution, provided that the Committee may permit other transferability, subject to any conditions and limitations that it may, in its sole discretion, impose.

SECTION 9.3       TAXES.

         The Company or a Subsidiary, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's estate any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise or settlement of any Award or delivery of any certificate(s) for shares of Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes required to be withheld as a result of such exercise or settlement. In addition, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, the Committee may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of shares subject to the applicable Award, or through a "cashless exercise" procedure as described in Section 2.4. Any Participant who makes an election under Section 83(b) of the Code to have his Award taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

SECTION 9.4       STOCKHOLDER RIGHTS.

         No Award under the Plan shall entitle a Participant or a Participant's estate or permitted transferee to any rights of a holder of shares of Common Stock of the Company, except as provided in Article III with respect to Restricted Shares or when and until the Participant, the Participant's estate or the permitted transferee is registered on the books and records of the Company as a stockholder with respect to the exercise or settlement of such Award.

SECTION 9.5      NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES.

         The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Common Stock or the rights or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 9.6       SOURCE OF PAYMENTS.

         The general funds of the Company shall be the sole source of cash settlements of Awards under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

SECTION 9.7       EXERCISE PERIODS FOLLOWING TERMINATION OF EMPLOYMENT.

         For the purposes of determining the dates on which Awards may be exercised following a termination of employment or following the Retirement, death or Permanent Disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Award may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date an Award may be exercised is the last business day preceding the end of the exercise period.

SECTION 9.8       BREACH OF AGREEMENTS.

         The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Awards made under the Plan in the event the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company occurred during the period specified in such written agreements after termination of the Participant's employment with the Company or a Subsidiary.

SECTION 9.9       EMPLOYMENT OF PARTICIPANT BY SUBSIDIARY.

         Unless the Committee determines otherwise, the employment of a Participant who works for a Subsidiary shall terminate, for Plan purposes, on the date on which the Participant's employing company ceases to be a Subsidiary.

                                    ARTICLE X
                            AMENDMENT AND TERMINATION

         The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of the Nasdaq or other principal stock exchange on which the Common Stock is listed. No




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termination or amendment of the Plan, without the consent of the Participant to whom an Award been made, may materially adversely affect the rights of such Participant in such Award. Unless previously terminated pursuant to this Article X, the Plan shall terminate on the 10th anniversary of the Effective Date , and no further Awards may be granted hereunder after such date; provided, that any Award made prior to such termination shall continue and terminate only in accordance with the terms of such Award.

                                   ARTICLE XI
                                 INTERPRETATION

SECTION 11.1      GOVERNMENTAL REGULATIONS.

         The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 11.2      HEADINGS.

         The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 11.3      GOVERNING LAW.

         The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

                                   ARTICLE XII
                     EFFECTIVE DATE AND STOCKHOLDER APPROVAL

         The Plan became effective upon its adoption by the Board and approval by the stockholders of the Company on October 21, 2005.


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